                                                                   Exhibit 10.10

------------------------------------------------------------------------------------------------------------------------------------
                                                   ORDER FOR SUPPLIES OR SERVICES                                        PAGE 1 OF
                                                                                                                              7
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
1. CONTRACT/PURCH ORDER    | 2. DELIVERY ORDER/CALL NO.  |  3. DATE OF ORDER/CALL  |   4. REQ/PURCH REQUEST NO. | 5. PRIORITY
   AGREEMENT NO.           |                             |                         |                            |
                           |                             |                         |                            |
DAA17-01-D-0006            | 0001                        |     2001Jun29           |      W71B7J-1096-H242      |
----------------------------------------------------------------------------------------------------------------
6. ISSUED BY        CODE     | W71B7J           7. ADMINISTERED BY                 CODE |  S0513A
                              ---------                                                  -------------------------------------------
US ARMY ROBERT MORRIS ACQUISITION CENTER        DCM - SANTA ANA                                                   8. DELIVERY FOB
RMAC - ADELPHI                                  34 CIVIC CENTER PLAZA                                                |x| DEST
2800 POWDER MILL ROAD                           P.O. BOX C-12700                                                    |_| OTHER
AMSSB-ACA                                       SANTA ANA CA 92712-2700                                          (See Schedule if
ADELPHI MD 20783-1197                                                                                                 other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR       CODE     | 54266                FACILITY  |    |10. DELIVER TO FOB POINT BY (Date) | 11. MARK IF BUSINESS IS
                              ----------                       ----|     SEE SCHEDULE                  |     |X| SMALL
                                                                   |-----------------------------------|     |_| SMALL DISADVANTAGED
IRVINE SENSORS CORPORATION                                         |12. DISCOUNT TERMS                 |     |_| WOMEN-OWNED
DARYL SMETANA                                                      |    NET 30 DAYS                    |
3001 RED HILL AVENUE BLDG 4                                        |----------------------------------------------------------------
COSTA MESA CA 92626                                                |13. MAIL INVOICES TO THE ADDRESS IN BLOCK
                                                                   |    See Item 15
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO         CODE     | W71B7J        15. PAYMENT WILL BE MADE BY          CODE  |  HQ0339
                               ----------                                               ------------
US ARMY RESEARCH LABORATORY                  DFAS - COLUMBUS CENTER                                               MARK ALL
VINCENT MARINELLI/AMSRL-SE-SS                DFAS-CO/WEST ENTITLEMENT OPERATIONS                                PACKAGES AND
2800 POWER MILL ROAD                         P.O. BOX 182381                                                     PAPERS WITH
ADELPHI MD 20783-1197                        COLUMBUS OH 43218-2381                                             IDENTIFICATION
                                                                                                                  NUMBERS IN
                                                                                                                BLOCKS 1 AND 2.
------------------------------------------------------------------------------------------------------------------------------------
  16. |DELIVERY |X| This delivery order/call is issued on another Govt. agency or in accordance with the subject to terms and
 TYPE |CALL         conditions of above  numbered contract.
  OF  |
ORDER |-----------------------------------------------------------------------------------------------------------------------------
      |PURCHASE |  | Reference your quote dated                       | Furnish the following on terms specified herein.
      |-----------------------------------------------------------------------------------------------------------------------------
                     ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER
                     AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS
                     SET FORTH, AND AGREES TO PERFORM THE SAME.

-----------------------      --------------------------------------   ---------------------------------   --------------------------
  NAME OF CONTRACTOR                            SIGNATURE                    TYPE NAME AND TITLE                 DATE SIGNED
                                                                                                                  (YYYYMMMDD)
|_| If this box is marked, supplier must sign Accpetance and return the following number of copies:
------------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

    See Schedule
------------------------------------------------------------------------------------------------------------------------------------
18. ITEM NO.     |      19. SCHEDULE OF SUPPLIES/SERVICES   |   20. QUANTITY   |           |                |
                 |                                          |       ORDERED/   | 12. UNIT  | 22. UNIT PRICE | 23. AMOUNT
                 |                                          |       ACCEPTED*  |           |                |
------------------------------------------------------------------------------------------------------------------------------------
                 |        SEE SCHEDULE                      |                  |           |                |
------------------------------------------------------------------------------------------------------------------------------------
* If quantity accepted by the Government is same      | 24. UNITED STATES OF AMERICA           | 25. TOTAL   |   $996,623.00
as quantity ordered, indicate by X. If different,     |                                        |-------------|----------------------
enter actual quantity accepted below quantity ordered |     /s/ Lee A. Hess   CONTRACTING/     | 29.         |
and encircle                                          | BY: LEE A. HESS       ORDERING OFFICER | DIFFERENCES |
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                           | 27. SHIP NO.  | 28. DO VOUCHER NO.       30. INITIALS
                                                             |               |
  |_| INSPECTED |_| RECEIVED |_| ACCEPTED, AND CONFORMS TO   |  ---------    |------------------------------------------------------
                                 THE CONTRACT EXCEPT AS NOTED|  |_| PARTIAL  | 32. PAID BY             |33. AMOUNT VERIFIED
                                                             |  |_| FINAL    |                         |    CORRECTED FOR
                                                             |               |                         |
-------------  ----------------------------------------      |---------------                          |----------------------------
     DATE        SIGNATURE OF AUTHORIZED GOVT. REP.          | 31. PAYMENT   |                         |34. CHECK NUMBER
------------------------------------------------------------ |               |                         |
36. I certify this account is correct and proper for payment.|  |_| COMPLETE |                         |----------------------------
                                                             |  |_| PARTIAL  |                         |35. BILL OF LANDING NO.
-------------- --------------------------------------------  |  |_| FINAL    |                         |
     DATE       SIGNATURE AND TITLE OF CERTIFYING OFFICER    |               |                         |
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT  |  38. RECEIVED BY   | 39. DATE RECEIVED    | 40. TOTAL     | 41. S/R ACCOUNT NO.     |42. S/R VOUCHER NO.
                 |                    |    (YYYYMMMDD)       |     CONTAINERS|                         |
------------------------------------------------------------------------------------------------------------------------------------
DD Form 1155, JAN 1998 (EG)                          PREVIOUS EDITION MAY BE USED.

                                                                DAAD17-01-D-0006
                                                                            0001
                                                                     Page 2 of 7


SECTION B Supplies or Services and Prices

ITEM NO         SUPPLIES/SERVICES       MAX        UNIT  UNIT PRICE  MAX AMOUNT
                                        QUANTITY

0001                                         1.00  Dollars,           $
                                                       U.S.

                STROBE IMAGER
                CPFF - The contractor shall research and develop a Stacked Readout for low Observable Enhancement (STROBE) Imager PURCHASE REQUEST NUMBER W71B7J-1096-H242

                                                    MAX COST         $916,893.16
                                                    FIXED FEE         $79,729.84
                                                                    ------------
                                                                     $996,623.00
                                         TOTAL MAX COST + FEE
                                                                     $600,000.00

                 ACRN AA Funded Amount

                                                                DAAD17-01-D-0006
                                                                            0001
                                                                     Page 3 of 7


SECTION C Descriptions and Specifications

CONTRACT NO. IRVINE SENSORS
TASK ORDER NO.: 0001
TASK TITLE: Jigsaw Phase I--Objective System Trade Study & Prototype System
            Design

1.0 TASK DESCRIPTION:

This task order encompasses the actions and activities necessary to complete Phase I of the Jigsaw Project. The objective of the Jigsaw Project is to develop a ladar system that allows a human to perform Combat ID confidently and reliably.

1.1 Sub-Task 1 -- Objective System Trade Study

The Contractor shall perform a system design trade study to establish the requirements and the optimum design path for an objective ladar system. The trade study shall include a critical issues assessment, a system utilization assessment, and a flow down requirements list for the objective sensor. This subtask shall be completed three (3) months after receipt of order (ARO). Parameters to be considered shall include, but not be limited to, the following:

      1.1.1 Spatial Resolution
      1.1.2 Range Resolution
      1.1.3 Number of Returns Processed and Stored
      1.1.4 Field-of-View
      1.1.5 Laser Illumination Area
      1.1.6 Weight
      1.1.7 Readout Rate
      1.1.8 Laser Power
      1.1.9 Detector Sensitivity
      1.1.10 Number of Images Captured per Unit of Time
      1.1.11 Mechanical Stability Required
      1.1.12 Range-to-Target
      1.1.13 Range Depth-of-Field
      1.1.14 Clutter/Obscuration Density and Thickness
      1.1.15 Number of Looks per Target, and Diversity of Vantage Point

1.2 Sub-Task 2 -- Time of Flight - Multimode- FM CW Chirp Evaluation

The contractor shall evaluate the feasibility of designing a multimode sensor capable of operating in either the Time-of-Flight or FM CW Chirp mode. The Contractor shall evaluate for feasibility a top-level readout circuit design for three modes--Time-of-Flight, FM CW Chirp and multimode. The contractor shall make a recommendation for the prototype and objective sensor design at the end of this task. The evaluation shall be completed three (3) months ARO.

1.3 Sub-Task 3 -- Monitor Future Combat System (FCS) Design Activities

The Contractor shall maintain monitoring of FCS design activities to ensure the Jigsaw objective system design is compatible with FCS development.

1.4 Sub-Task 4 -- Prototype System Design

Based on the results of Sub-Tasks 1-3, the Contractor shall design a prototype sensor system. The prototype sensor design shall have sufficient performance to demonstrate combat ID usefulness. The Contractor shall present its prototype system design for Government evaluation at a preliminary design review (PDR) six
(6) months ARO and at a critical design review (CDR) nine (9) months ARO.

1.5 Sub-Task 5 -- Risk Reduction Experiments

                                                                DAAD17-01-D-0006
                                                                            0001
                                                                     Page 4 of 7


1.5.1 IC component design

The Contractor shall design, model, and test readout electronics in an optical system. This task shall provide early risk reduction in the high-frequency readout electronics needed for the prototype sensor. The Contractor shall design and model readout electronics based on specifications generated in Sub-Tasks 1-4. This task shall be completed nine (9) months ARO.

1.5.2 Via Development

The contractor shall fabricate test structures that can be tested experimentally to determine the optimum interconnection spacing and interconnection SPICE parameters. The SPICE parameters shall be used to optimize IC designs. This task shall be completed (9) months ARO.

1.5.3 Visualization Experiment

The Contractor shall gather very fine resolution (6mm) ladar data and conduct simulations of various human eye-brain processing features that can be correlated with Combat ID under various conditions. This task shall be completed three (3) months ARO.

1.6 Sub-Task 6 -- Phase II Proposal

Based on results of Sub-Tasks 1-5, the contractor shall propose follow-on work to include the construction of a prototype LADAR sensor, the gathering and analysis of data, and the demonstration and evaluation of LADAR sensors for Combat ID. This task shall be completed 10 months ARO.

2.0  PERIOD OF PERFORMANCE: Twelve (12) months

                                                                DAAD17-01-D-0006
                                                                            0001
                                                                     Page 5 of 7


SECTION E Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/servicess will be inspected/accepted at:

CLIN      INSPECT AT            INSPECT BY        ACCEPT AT          ACCEPTED BY
0001      Destination           Government        Destination        Government

                                                                DAAD17-01-D-0006
                                                                            0001
                                                                     Page 6 of 7


SECTION F Deliveries or Performance

DELIVERY INFORMATION

CLINS  DELIVERY DATE     UNIT OF ISSUE  QUANTITY  FOB    SHIP TO ADDRESS
0001   12.00 MONTHS ADC  Dollars, U.S.  1.00      Dest.  W71B7J
                                                         US ARMY RESEARCH
                                                         LABORATORY
                                                         VINCENT MARINELLI/
                                                         AMSRL-SE-SS
                                                         2800 POWDER MILL ROAD
                                                         ADELPHI MD 20783-1197

                                                                DAAD17-01-D-0006
                                                                            0001
                                                                     Page 7 of 7


SECTION G  Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 211204000001RPARGO63300544000255YANSS00W71B7J1096H2421N1YRRS18129  000000000000
AMOUNT: $600,000.00